CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($)	3 Months Ended
	Sep. 30, 2024	Sep. 30, 2023
Operating expenses:
General and administrative	$ 8,438	$ 21,594
Management compensation	10,500	111,250
Professional fees	76,608	35,997
Total operating expenses	95,546	168,841
Loss from operations	(95,546)	(168,841)
Other income (expense), net:
Other income	0	15,000
Interest income	0	32,004
Interest expense - related party	(61,174)	(92,410)
Total other income (expense), net	(61,174)	(45,406)
Net loss before income taxes provision	(156,720)	(214,247)
Provision for income tax	0	0
Net loss	$ (156,720)	$ (214,247)
Net loss per common share - basic and diluted	$ (0.02)	$ (0.04)
Weighted average common shares outstanding - basic and diluted	8,699,923	5,552,222